UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. ______________________)

Filed by the Registrant ⌧
Filed by a Party other than the Registrant ◻
Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

Texas Roadhouse, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧ No fee required.
◻ Fee paid previously with preliminary materials.
◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Get informed before you vote *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! FLASHID-JOB# For complete information and to vote, visit www.ProxyVote.com Control # Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 2 30# Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 XXXX XXXX XXXX XXXX TEXAS ROADHOUSE,INC. 2024 Annual Meeting Vote by May 15, 2024 11:59 PM ET You invested in TEXAS ROADHOUSE,INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 16, 2024. View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 02, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 16, 2024 9:00 AM EDT Texas Roadhouse Support Center 6040 Dutchmans Lane Louisville, Kentucky 40205

Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com FLASHID-JOB# Control # XXXX XXXX XXXX XXXX 1.00000 322,224 148,294 Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. TEXAS ROADHOUSE,INC. 2024 Annual Meeting Vote by May 15, 2024 11:59 PM ET 1. Election of Directors Nominees: 1A Jane Grote Abell For 1B Michael A. Crawford For 1C Donna E. Epps For 1D Wayne L. Jones For 1E Gregory N. Moore For 1F Gerald L. Morgan For 1G Curtis A. Warfield For 1H Kathleen M. Widmer For 1I James R. Zarley For 2. Proposal to Ratify the Appointment of KPMG LLP as Texas Roadhouse's Independent Auditors for 2024. For 3. Say on Pay - An Advisory Vote on the Approval of Executive Compensation. For 4. Proposal to Amend the Company's Certificate of Incorporation to Remove References to Class B Shares. For 5. Proposal to Amend the Company's Certificate of Incorporation to Provide for the Exculpation of Officers as Permitted by Delaware Law. For 6. Proposal to Amend the Company's Bylaws to Reduce the Ownership Percentage Required for Shareholders to Request a Special Meeting of Shareholders from 50% to 25%. For 7. An Advisory Vote on a Shareholder Proposal Regarding the Issuance of a Climate Report. Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof.